Semiannual Report



SCIENCE & TECHNOLOGY FUND
JUNE 30, 2002



[LOGO] T. ROWE PRICE

REPORT HIGHLIGHTS
-------------------------
Science & Technology Fund

..    Technology stocks continued to suffer steep declines as encouraging economic developments failed to sustain the positive momentum begun during the fourth quarter of 2001.

..    The fund's returns trailed the S&P 500 but were roughly in line with the
     Lipper benchmark; a slight shortfall over the year was due to our decision to remain fully invested and our exposure to software stocks.

..    We used the weakness in electronic technology stocks in the first half of the year to add to these holdings and reduced our exposure to life sciences stocks.

..    While the technology sector has been through the most difficult period in its history, we are optimistic about the longer-term investment opportunities in our sectors.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

In one of the longer bear markets in history, science and technology stocks continued to suffer steep declines as encouraging economic developments failed to sustain the positive momentum begun during the fourth quarter of 2001. Value stocks again led the way in an environment plagued by accounting scandals and reports of corporate malfeasance. The technology-heavy Nasdaq Composite Index was hit the hardest, while other major indexes closed near their lowest levels since 9/11.

PERFORMANCE COMPARISON

Periods Ended 6/30/02                   6 Months     12 Months
Science & Technology shares             -32.93%      -45.77%
Science & Technology-
Advisor Class shares                    -32.92       -45.74
S&P 500 Stock Index                     -13.16       -17.99
Lipper Science & Technology
Funds Index                             -32.67       -43.58

Your fund finished the 6- and 12-month periods with losses of 32.93% and 45.77%, respectively, well behind the unmanaged Standard & Poor's 500 Stock Index and roughly in line with the Lipper Science & Technology Funds Index of comparable funds, particularly during the past half year. Over the full year, our decision to remain fully invested in the technology sector, combined with our exposure to software stocks, was responsible for the fund's slight underperformance relative to Lipper.

MARKET ENVIRONMENT

The divergence between the stock market and the economy continued to widen as evidence of cyclical improvement did little to stem the losses in equities. Despite improving inventory conditions, low interest rates, benign inflation, and economic data that suggest annualized GDP growth of 3.5% to 4.0% in the months ahead, the equity market experienced its worst first-half performance in 30 years.

The three major drivers of growth for the technology sector--personal computers, wireless communications, and telecommunications--have stagnated. The personal computer market has become one driven by replacements for older models rather than by first-time users. Wireless communications are awaiting the arrival of new handsets and applications to drive further usage, as well as the replacement of older-generation phones. The telecommunications sector is in the midst of rationalizing the excess spending of the late 1990s. While we are two years into the digestion process, the telecommunications segment is still most likely years away from seeing the level of demand experienced in 2000. Despite the precipitous decline in technology stocks, they are not yet undervalued as downward revisions in earnings estimates have kept pace with falling share prices.

Against this backdrop of stagnation for the technology sector, investors were confronted with several accounting scandals that have shattered investor confidence. There is little support for a company or a market when investors have minimal faith in reported earnings. Having said this, we do find several positives: investor sentiment is extremely bearish--a contrary indicator that is viewed as a bullish sign; technology operating margins are at a 20-year low, providing operating leverage during the recovery phase; and technology remains the source of continued improvement in economic productivity.

PORTFOLIO REVIEW

----------------------
SECTOR DIVERSIFICATION
----------------------------------
Reserves and Other             12%
Life Sciences and Health Care   5%
Media                           5%
Software                       22%
Hardware                       12%
Components                     18%
Communication Equipment        13%
E-Commerce                     13%

Based on net assets as of 6/30/02.

The fund remains broadly diversified across the principal segments of the science and technology sector. Stocks of electronic technology companies--software, semiconductors, communication equipment, and hardware--account for more than 65% of the portfolio, while electronic commerce, life sciences, and media shares compose the remainder.

As the market weakened throughout the six-month period, we reduced our exposure to life sciences and added to electronic technology positions. In keeping with our operating philosophy of remaining fully invested, reserves stood at only 4.1% of portfolio assets while the fund's 25 largest holdings, which included Microsoft, Cisco Systems, and Maxim Integrated Products, represented 66.4%. At the end of June, the average market capitalization for the fund was $15.4 billion.

During the past six months, stocks of consumer software and medical devices companies contributed positively to fund performance. Video game leader Electronic Arts continued to be one of the fund's best contributors in the first half of 2002, while medical devices companies Boston Scientific and Baxter International were also top performers. Laggards included VeriSign, VERITAS Software, and AOL Time Warner. Among our major purchases in the second quarter were Microsoft, wireline equipment company Cisco Systems, and wireless equipment firm QUALCOMM. We trimmed Electronic Arts, which had appreciated well, enterprise software company Oracle, and wireless services provider Vodafone.

At the end of June, the portfolio had 22% of assets invested in software, 18% in components, 13% in e-commerce, 13% in communication equipment, 12% in hardware, and the balance divided evenly between media and life sciences and health care.

OUTLOOK

AS THE ECONOMY CONTINUES TO ESTABLISH A FOOTHOLD FOR THE NEXT EXPANSION PHASE, WE EXPECT TO SEE IMPROVED SPENDING ON INFORMATION TECHNOLOGY.

Historically, spending on information technology (IT) has lagged improvements in the general economy. As the economy continues to establish a foothold for the next expansion phase, we expect to see improved IT spending. IT represents approximately 60% of overall technology spending, and corporate budgets for 2002 are roughly the same as 2001. Yet most companies have been reluctant to spend their budgets until they see their own profits recover. While we expect the summer to show little progress on this front, IT spending in the fourth quarter is likely to exhibit a substantial improvement over the preceding three. Finally, the positive returns of the late 1990s were broad-based, but looking forward, we expect stock selection to play a more prominent role in fund results.

While technology has been through the most difficult period in its history, longer-term investment opportunities remain plentiful due to technology's growth potential, and we are committed to realizing these opportunities on your behalf.

As always, we appreciate your continued support.

Respectfully submitted,

/s/ Michael F. Sola

Michael F. Sola
President of the fund and chairman of its Investment Advisory Committee

July 18, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

4

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/02
--------------------------------------------------------------------------------
Microsoft                                                                   8.3%
Cisco Systems                                                               6.6
Maxim Integrated Products                                                   3.7
First Data                                                                  3.2
Analog Devices                                                              3.2
--------------------------------------------------------------------------------
Concord EFS                                                                 3.1
QUALCOMM                                                                    3.0
Electronic Arts                                                             2.8
Dell Computer                                                               2.8
VERITAS Software                                                            2.7
--------------------------------------------------------------------------------
AOL Time Warner                                                             2.6
Adobe Systems                                                               2.6
Texas Instruments                                                           2.3
Samsung Electronics                                                         2.1
Certegy                                                                     2.0
--------------------------------------------------------------------------------
Mercury Interactive                                                         1.7
Viacom                                                                      1.7
Nokia                                                                       1.7
Brocade Communications Systems                                              1.6
IBM                                                                         1.6
--------------------------------------------------------------------------------
QLogic                                                                      1.5
Taiwan Semiconductor Manufacturing                                          1.5
Paychex                                                                     1.4
Applied Materials                                                           1.4
Siebel Systems                                                              1.3
--------------------------------------------------------------------------------
Total                                                                      66.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

5

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/02

Ten Largest Purchases                             Ten Largest Sales
--------------------------------------------------------------------------------
Microsoft                                         Electronic Arts
Cisco Systems                                     Oracle
IBM *                                             EMC
Dell Computer                                     SAP
Applied Materials *                               TMP Worldwide **
AOL Time Warner                                   Flextronics
QUALCOMM                                          Adobe Systems
Linear Technology *                               Johnson & Johnson
VERITAS Software                                  Vodafone
Fiserv                                            Nokia


 * Position added
** Position eliminated

6

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                    S&P 500      Lipper Science &
                Stock Index       Tech Fund Index      Sci & Tech
6/30/1992            10,000                10,000          10,000
   Jun-93            11,363                13,452          14,000
   Jun-94            11,522                13,312          14,480
   Jun-95            14,527                20,444          24,345
   Jun-96            18,304                23,172          30,504
   Jun-97            24,655                27,844          33,775
   Jun-98            32,092                33,058          38,964
   Jun-99            39,395                52,664          62,379
   Jun-00            42,249                96,359          93,250
    1-Jun            35,983                48,048          45,871
    2-Jun            29,511                27,110          24,877

Note: Performance for Advisor Class shares will vary due to the differing fee structure. See returns table below.

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                                   Since Inception
Periods Ended 6/30/02            1 Year   5 Years   10 Years   Inception      Date
----------------------------------------------------------------------------------
Science & Technology shares     -45.77%    -5.93%     9.54%         -            -
Science & Technology -
Advisor Class shares            -45.74         -         -     -47.73%     3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited


----------------------
FINANCIAL HIGHLIGHTS                                             For a share outstanding throughout each period
---------------------------------------------------------------------------------------------------------------

Science & Technology shares

                                       6 Months           Year
                                          Ended          Ended
                                        6/30/02       12/31/01     12/31/00    12/31/99     12/31/98   12/31/97

NET ASSET VALUE
Beginning of period                   $   20.92      $   35.57    $   63.71   $   37.67    $   27.26  $   29.71

Investment activities
  Net investment
  income (loss)                           (0.08)         (0.18)       (0.29)      (0.09)       (0.18)     (0.12)
  Net realized and
  unrealized gain (loss)                  (6.81)        (14.47)      (20.57)      36.85        11.58       0.54
  Total from
  investment activities                   (6.89)        (14.65)      (20.86)      36.76        11.40       0.42
Distributions
  Net realized gain                           -              -        (7.28)     (10.72)       (0.99)     (2.87)

NET ASSET VALUE
End of period                         $   14.03      $   20.92    $   35.57   $   63.71    $   37.67  $   27.26
                                      -------------------------------------------------------------------------

Ratios/Supplemental Data

Total return/\                         (32.93)%       (41.19)%     (34.19)%     100.99%       42.35%      1.71%
Ratio of total expenses to
average net assets                        1.07%+         1.00%        0.86%       0.87%        0.94%      0.94%
Ratio of net investment
income (loss) to average
net assets                              (0.83)%+       (0.73)%      (0.55)%     (0.26)%      (0.61)%    (0.44)%
Portfolio turnover rate                   69.1%+        143.6%       134.1%      128.0%       108.9%     133.9%
Net assets, end of period
(in millions)                         $   3,332      $   5,209    $   8,892   $  12,271    $   4,696  $   3,538


/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+ Annualized

The accompanying notes are an integral part of these financial statements.

8

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS                                   For a share outstanding throughout each period
-----------------------------------------------------------------------------------------------------

Science & Technology - Advisor Class shares

                                                              6 Months            Year        3/31/00
                                                                 Ended           Ended        Through
                                                               6/30/02        12/31/01       12/31/00
NET ASSET VALUE
Beginning of period                                          $   20.90       $   35.54      $   71.08

Investment activities
  Net investment income (loss)                                   (0.08)          (0.17)         (0.13)
  Net realized and
  unrealized gain (loss)                                         (6.80)         (14.47)        (28.13)

  Total from
  investment activities                                          (6.88)         (14.64)        (28.26)

Distributions
  Net realized gain                                                  -               -          (7.28)

NET ASSET VALUE
End of period                                                $   14.02       $   20.90      $   35.54
                                                             ----------------------------------------
Ratios/Supplemental Data

Total return/\                                                 (32.92)%       (41.19)%       (41.06)%
Ratio of total expenses to
average net assets                                               1.11%+          0.99%          1.09%+
Ratio of net investment
income (loss) to average
net assets                                                     (0.87)%+        (0.71)%          0.80%+
Portfolio turnover rate                                          69.1%+         143.6%         134.1%+
Net assets, end of period
(in thousands)                                               $ 376,178       $ 554,665      $ 829,024

/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+ Annualized

The accompanying notes are an integral part of these financial statements.

9

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
------------------------------------------------------------------
Unaudited                                            June 30, 2002


-----------------------
STATEMENT OF NET ASSETS                     Shares           Value
------------------------------------------------------------------
                                                      In thousands

COMMON STOCKS 96.9%

LIFE SCIENCES AND HEALTH CARE 4.8%

Pharmaceuticals 2.8%
Bristol-Myers Squibb                       700,000      $   17,990
Eli Lilly                                  400,000          22,560
Pfizer                                   1,000,000          35,000
Schering-Plough                            350,000           8,610
Wyeth                                      400,000          20,480
                                                        ----------
                                                           104,640
                                                        ----------
Medical Devices 0.4%
Johnson & Johnson                          250,000          13,065
                                                        ----------
                                                            13,065
                                                        ----------
Biotechnology 1.6%
Cephalon *                                 400,000          18,080
Genentech *                                350,000          11,725
Immunex *                                  550,000          12,287
MedImmune *                                700,000          18,480
                                                        ----------
                                                            60,572
                                                        ----------
Total Life Sciences and Health Care                        178,277
                                                        ----------
HARDWARE 12.3%

Peripherals 5.6%
Brocade Communications Systems *         3,500,000          61,180
EMC *                                    4,000,000          30,200
Lexmark International *                    500,000          27,200
Network Appliance *                      2,500,000          31,100
QLogic *                                 1,500,000          57,150
                                                        ----------
                                                           206,830
                                                        ----------
Systems 4.4%
Dell Computer *                          4,000,000         104,560
IBM                                        800,000          57,600
                                                        ----------
                                                           162,160
                                                        ----------
Contract Manufacturing 2.3%
Celestica *                              1,500,000          34,065
Flextronics *                            4,250,000          30,302
Sanmina-SCI *                            3,500,000          22,085
                                                        ----------
                                                            86,452
                                                        ----------
Total Hardware                                             455,442
                                                        ----------


10

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------


                                           Shares           Value
-----------------------------------------------------------------
                                                     In thousands

SOFTWARE 21.9%

Enterprise Software 16.5%
Citrix Systems *                        1,858,200      $   11,224
Informatica *                           3,500,000          24,815
Mercury Interactive *                   2,750,000          63,140
Microsoft *                             5,600,000         306,320
Oracle *                                3,750,000          35,512
SAP (EUR)                                 200,000          19,567
Siebel Systems *                        3,500,000          49,770
VERITAS Software *                      5,025,000          99,445
                                                       ----------
                                                          609,793
                                                       ----------
Consumer and Multi Media Software 5.4%
Adobe Systems                           3,350,000          95,475
Electronic Arts *                       1,600,000         105,680
                                                       ----------
                                                          201,155
                                                       ----------
Total Software                                            810,948
                                                       ----------
MEDIA 5.2%

Media 5.2%
AOL Time Warner *                       6,500,000          95,615
Comcast *                               1,500,000          35,760
Viacom *                                1,400,000          62,118
                                                       ----------
Total Media                                               193,493
                                                       ----------
COMMUNICATION SERVICES 1.1%

Wireless Services 1.1%
Vodafone ADR                            3,000,000          40,950
                                                       ----------
Total Communication Services                               40,950
                                                       ----------
E-COMMERCE 13.0%

E-Commerce 13.0%

Certegy *                               2,000,000          74,220
Concord EFS *                           3,800,000         114,532
e-Bay *                                   200,000          12,324
First Data                              3,200,000         119,040


11

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Fiserv *                                             1,200,000      $   44,052
Paychex                                              1,700,000          53,193
SunGard Data Systems *                                 900,000          23,832
VeriSign *                                           5,500,000          39,545
                                                                    ------------
Total E-Commerce                                                       480,738
                                                                    ------------

COMMUNICATIONS EQUIPMENT 13.2%

Wireless Equipment 5.9%
Nokia ADR                                            4,250,000          61,540
Openwave Systems *                                   8,300,000          46,563
QUALCOMM *                                           4,000,000         109,960
                                                                    ------------
                                                                       218,063
                                                                    ------------
Wireline Equipment 7.3%
CIENA *                                              5,420,800          22,713
Cisco Systems *                                     17,500,000         244,125
Sonus Networks *                                     3,000,000           6,060
                                                                    ------------
                                                                       272,898
                                                                    ------------
Total Communications Equipment                                         490,961
                                                                    ------------

COMPONENT PROCESSING EQUIPMENT 4.4%

Semiconductor Processing Equipment 4.4%
Applied Materials *                                  2,750,000          52,305
ASML Holding *                                         500,000           7,560
Cognex *                                             2,000,000          40,100
KLA-Tencor *                                           800,000          35,192
Novellus Systems *                                     800,000          27,200
                                                                    ------------
Total Component Processing Equipment                                   162,357
                                                                    ------------

COMPONENTS 18.0%

Analog Semiconductors 8.0%
Analog Devices *                                     4,000,000         118,800
Linear Technology                                    1,350,000          42,431
Maxim Integrated Products *                          3,570,000         136,838
                                                                    ------------
                                                                       298,069
                                                                    ------------


12

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                  Shares        Value
-------------------------------------------------------------------------------------
                                                                         In thousands

Digital Semiconductor 9.2%

Altera *                                                       3,000,000   $   40,800
Microchip Technology *                                         1,250,000       34,288
Samsung Electronics (KRW)                                        280,000       76,575
Taiwan Semiconductor Manufacturing, Warrants, 8/23/02 *       28,000,000       56,717
Texas Instruments                                              3,600,000       85,320
Xilinx *                                                       2,100,000       47,103
                                                                           ----------
                                                                              340,803
                                                                           ----------
Optical Components 0.8%
Agere Systems *                                                7,000,000        9,800
JDS Uniphase *                                                 7,000,000       18,690
                                                                           ----------
                                                                               28,490
                                                                           ----------
Total Components                                                              667,362
                                                                           ----------
Total Miscellaneous Common Stocks 3.0%                                        111,440
                                                                           ----------
Total Common Stocks (Cost $5,165,052)                                       3,591,968
                                                                           ----------

CONVERTIBLE PREFERRED STOCKS 0.0%

AllAdvantage *++                                               1,239,670            0
idealab! (Series D) *++                                        1,000,000        1,000
                                                                           ----------
Total Convertible Preferred Stocks (Cost $107,500)                              1,000
                                                                           ----------

SHORT-TERM INVESTMENTS 4.1%

Money Market Funds 4.1%
T. Rowe Price Government Reserve Investment Fund, 1.82% #+   150,596,034      150,596
                                                                           ----------
Total Short-Term Investments (Cost $150,596)                                  150,596
                                                                           ----------

13

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Total Investments in Securities

101.0% of Net Assets (Cost $5,423,148)                             $ 3,743,564

Other Assets Less Liabilities                                          (35,234)

NET ASSETS                                                         $ 3,708,330
                                                                   -----------
Net Assets Consist of:
Undistributed net investment income (loss)                         $   (20,502)
Undistributed net realized gain (loss)                              (5,576,485)
Net unrealized gain (loss)                                          (1,679,584)
Paid-in-capital applicable to 264,369,581 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                     10,984,901

NET ASSETS                                                         $ 3,708,330
                                                                   -----------
Science & Technology shares
($3,332,151,498/237,530,098 shares outstanding)                    $     14.03
                                                                   -----------
Science & Technology Advisor Class shares
($376,178,238/26,839,483 shares outstanding)                       $     14.02
                                                                   -----------

#    Seven-day yield
*    Non-income producing
+    Affiliated company
++ Securities contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules--total of such securities at year-end amounts to $1,000 and represents 0.03% of net assets
ADR  American Depository Receipts
EUR  Euro
KRW  South Korean won

The accompanying notes are an integral part of these financial statements.

14

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                       6 Months
                                                                          Ended
                                                                        6/30/02

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $260)                          $      4,460
  Interest                                                                1,106
  Securities lending                                                         77
                                                                   ------------
  Total income                                                            5,643
                                                                   ------------
Expenses
  Investment management                                                  16,450
  Shareholder servicing
   Science & Technology shares                                            7,509
   Science & Technology - Advisor Class shares                              263
  Distribution - Science & Technology - Advisor Class shares                705
  Prospectus and shareholder reports
   Science & Technology shares                                              618
   Science & Technology - Advisor Class shares                               10
  Legal and audit                                                           307
  Proxy and annual meeting                                                  287
  Custody and accounting                                                    142
  Registration                                                               27
  Directors                                                                  20
                                                                   ------------
  Total expenses                                                         26,338
  Expenses paid indirectly                                                 (193)
                                                                   ------------
  Net expenses                                                           26,145
                                                                   ------------
Net investment income (loss)                                            (20,502)
                                                                   ------------
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           (878,891)
  Foreign currency transactions                                            (356)
                                                                   ------------
  Net realized gain (loss)                                             (879,247)
                                                                   ------------
Change in net unrealized gain (loss)
  Securities                                                           (968,160)
  Other assets and liabilities
  denominated in foreign currencies                                         148
                                                                   ------------
  Change in net unrealized gain (loss)                                 (968,012)
                                                                   ------------
Net realized and unrealized gain (loss)                              (1,847,259)
                                                                   ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ (1,867,761)
                                                                   ============


The accompanying notes are an integral part of these financial statements.


15

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months              Year
                                                                           Ended             Ended
                                                                         6/30/02          12/31/01

Increase (Decrease) in Net Assets

 Operations
  Net investment income (loss)                                       $   (20,502)      $   (50,270)
  Net realized gain (loss)                                              (879,247)       (4,257,163)
  Change in net unrealized gain (loss)                                  (968,012)          239,698
  Increase (decrease) in net assets from operations                   (1,867,761)       (4,067,735)

Capital share transactions *
 Shares sold
  Science & Technology shares                                            627,381         2,061,980
  Science & Technology-Advisor Class shares                               36,942           106,573
 Shares redeemed
  Science & Technology shares                                           (822,305)       (2,028,904)
  Science & Technology-Advisor Class shares                              (29,439)          (29,360)

 Increase (decrease) in net assets from
 capital share transactions                                             (187,421)          110,289

Net Assets
 Increase (decrease) during period                                    (2,055,182)       (3,957,446)
 Beginning of period                                                   5,763,512         9,720,958
 End of period                                                       $ 3,708,330       $ 5,763,512
                                                                     -----------------------------
*Share information
 Shares sold
  Science & Technology shares                                             34,058            80,684
  Science & Technology-Advisor Class shares                                1,989             4,354
 Shares redeemed
  Science & Technology shares                                            (45,557)          (81,673)
  Science & Technology-Advisor Class shares                               (1,689)           (1,144)
 Increase (decrease) in shares outstanding                               (11,199)            2,221

The accompanying notes are an integral part of these financial statements.

16

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science & Technology, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: Science & Technology, offered since September 30, 1987, and Science & Technology - Advisor Class, which was first offered on March 31, 2000. Science & Technology - Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on

17

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Class Accounting Science & Technology - Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $1,000 and $192,000, respectively, for the period ended June 30, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the

18

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At June 30, 2002, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,640,467,000 and $1,810,721,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $403,480,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $4,234,327,000 of unused capital loss carryforwards, of which $4,234,327,000 expire in 2009.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,423,148,000. Net unrealized loss aggregated $1,679,584,000 at period-end, of which $221,680,000 related to appreciated investments and $1,901,264,000 related to depreciated investments.

19

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $2,186,000.

The manager has agreed to bear any expenses through December 31, 2003, which would cause the Science & Technology - Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2005, the Science & Technology - Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Science & Technology share class. Expenses incurred pursuant to these service agreements totaled $5,573,000 for the six months ended June 30, 2002, of which $1,128,000 was payable at period-end.

20

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2002, the Science & Technology share class was charged $14,000 for shareholder servicing costs related to the college savings plans, of which $12,000 was for services provided by Price and $1,000 was payable at period-end. At June 30, 2002, approximately 0.08% of the outstanding shares of the Science & Technology share class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $1,106,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)              Principal Occupation(s) During Past 5 Years and
Year Elected*                Other Directorships of Public Companies

Calvin W. Burnett, Ph.D.     President, Coppin State College; Director,
(3/16/32)                    Provident Bank of Maryland
2001

Anthony W. Deering           Director, Chairman of the Board, President,
(1/28/45)                    and Chief Executive Officer, The Rouse Company,
2001                         real estate developers

Donald W. Dick, Jr.          Principal, EuroCapital Advisors, LLC, an
(1/27/43)                    acquisition and management advisory firm
1994

David K. Fagin               Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                     Golden Star Resources Ltd., and Canyon Resources
1994                         Corp. (5/00 to present); Chairman and President,
                             Nye Corp.

F. Pierce Linaweaver         President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                    consulting environmental and civil engineers
2001

Hanne M. Merriman            Retail Business Consultant; Director, Ann Taylor
(11/16/41)                   Stores Corp., Ameren Corp., Finlay Enterprises,
1994                         Inc., The Rouse Company, and US Airways Group, Inc.

John G. Schreiber            Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                   real estate investment company; Senior Advisor and
2001                         Partner, Blackstone Real Estate Advisors, L.P.;
                             Director, AMLI Residential Properties Trust, Host
                             Marriott Corp., and The Rouse Company

Hubert D. Vos                Owner/President, Stonington Capital Corp., a
(8/2/33)                     private investment company
1988

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

22

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

Independent Directors (continued)

Name
(Date of Birth)               Principal Occupation(s) During Past 5 Years and
Year Elected*                 Other Directorships of Public Companies

Paul M. Wythes                Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                     capital limited partnership, providing equity
1987                          capital to young high-technology companies
                              throughout the United States; Director, Teltone
                              Corp.

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

Inside Directors

Name
(Date of Birth)
Year Elected**

[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Other Directorships of Public Companies

John H. Laporte               Director and Vice President, T. Rowe Price and T.
(7/26/45)                     Rowe Price Group, Inc.
1988
[15]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1987                          President, T. Rowe Price Group, Inc.; Chairman of
[98]                          the Board and Director, T. Rowe Price Global Asset
                              T. Rowe Price Retirement Plan Services, Inc., and
                              T. Rowe Price Services, Inc.; Chairman of the
                              Board, Director, President, and Trust Officer,
                              T. Rowe Price Trust Company; Director, T. Rowe
                              Price International, Inc., and T. Rowe Price
                              Global Investment Services Limited; Vice
                              President, Science & Technology Fund

M. David Testa                Vice Chairman of the Board, Chief Investment
(4/22/44)                     Officer, Director, and Vice President, T. Rowe
1997                          Price Group, Inc.; Chief Investment Officer,
[98]                          Director, and Vice President, T. Rowe Price;
                              Chairman and Director, T. Rowe Price Global Asset
                              Management Limited; Vice President and Director,
                              T. Rowe Price Trust Company; Director, T. Rowe
                              Price Global Investment Services Limited and T.
                              Rowe Price International, Inc.

**Each inside director serves until the election of a successor.

23

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served                         Principal Occupation(s)

Joseph A. Carrier (12/30/60)                     Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Science & Technology Fund             Group, Inc., and T. Rowe Price Investment
                                                 Services, Inc.

Giri Devulapally (11/18/67)                      Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund        Group, Inc.

Donald J. Easley (11/28/71)                      Vice President, T. Rowe Price
Vice President, Science & Technology Fund

Robert N. Gensler (10/18/57)                     Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund        Group, Inc.

Eric M. Gerster (3/23/71)                        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund        Group, Inc.

Jill L. Hauser (6/23/58)                         Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund        Group, Inc.

Henry H. Hopkins (12/23/42)                      Director and Vice President, T. Rowe Price
Vice President, Science & Technology Fund        Group, Inc.; Vice President, T. Rowe Price,
                                                 T. Rowe Price International, Inc., and T. Rowe
                                                 Price Retirement Plan Services, Inc.; Vice
                                                 President and Director, T. Rowe Price
                                                 Investment Services, Inc., T. Rowe Price
                                                 Services, Inc., and T. Rowe Price Trust Company

J. Jeffrey Lang (1/10/62)                        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund        Trust Company

Patricia B. Lippert (1/12/53)                    Assistant Vice President, T. Rowe Price and
Secretary, Science & Technology Fund             T. Rowe Price Investment Services, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

24

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served                       Principal Occupation(s)
Anh Lu (6/11/68)                               Vice President, T. Rowe Price Group, Inc., and
Vice President, Science & Technology Fund      T. Rowe Price International, Inc.; formerly
                                               Investment Manager, LGT Asset Management
                                               (to 1998); Business Development Manager,
                                               Microsoft (to 2000); Vice President, Salomon
                                               Smith Barney Hong Kong (to 2001)

David S. Middleton (1/18/56)                   Vice President, T. Rowe Price, T. Rowe Price
Controller, Science & Technology Fund          Group, Inc., and T. Rowe Price Trust Company

D. James Prey III (11/26/59)                   Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund      Group, Inc.

Jeffrey Rottinghaus (2/20/70)                  Vice President, Science & Technology Fund; for-
Vice President, Science & Technology Fund      merly Information Technology Consultant, Kelly-
                                               Levy & Associates (to 1999); student, Wharton
                                               School, University of Pennsylvania (to 2001)

Michael F. Sola (7/21/69)                      Vice President, T. Rowe Price and T. Rowe Price
President, Science & Technology Fund           Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------


www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(R) Portfolio Tracker/SM/. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(R) Portfolio Watchlist/SM/. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(R) Portfolio X-Ray/SM/. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------


COLLEGE PLANNING

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

T. ROWE PRICE RETIREMENT SERVICES

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
 Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS++

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS

Stock

Emerging Europe &
 Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*



For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


[LOGO] T. Rowe Price

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F61-051 6/30/02